SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 16, 2004

Pacifica Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-32385	91-2094365
(Commission File Number)	(IRS Employer Identification No.)

10900 NE Fourth Street, Suite 200

Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

(425) 637-1188

(Registrant’s telephone number, including area code)

FORM 8-K

PACIFIC BANCORP, INC.

Bellevue, Washington

August 16, 2004

Item 5. Other Events

On August 16, 2004, Pacifica Bancorp, Inc. issued a press release announcing a 5 % stock dividend to be paid September 30, 2004, to shareholders of record as of September 15, 2004. A copy of the news release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release dated August 16, 2004 announcing 5% stock dividend.

99.2 Press Release dated August 16, 2004 announcing second quarter 2004 earnings.

Item 12. Results of Operations and Financial Condition

On August 16, 2004, Pacifica Bancorp, Inc. issued a press release announcing second quarter 2004 earnings. A copy of the press release is attached as Exhibit 99.2.

The information in this Item 12 and Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICA BANCORP, INC.
(Registrant)

Date: August 16, 2004	By:	/s/ John A. Kennedy
John A. Kennedy
President and Chief Executive Officer

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